Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

1)	Registration Statement (Form S-3 No. 333-71608) of Cell Genesys, Inc.

2)	Registration Statement (Form S-3 No. 333-102122) of Cell Genesys, Inc.

3)	Registration Statement (Form S-3 No. 333-121732) of Cell Genesys, Inc.

4)	Registration Statement (Form S-8 No. 333-07707) pertaining to the 1989 Incentive Stock Option Plan and the 1992 Employee Stock Purchase Plan of Cell Genesys, Inc.

5)	Registration Statement (Form S-8 No. 333-59633) pertaining to the 1998 Incentive Stock Option Plan of Cell Genesys, Inc.

6)	Registration Statement (Form S-8 No. 333-42644) pertaining to the 1998 Incentive Stock Option Plan and the 1992 Employee Stock Purchase Plan of Cell Genesys, Inc.

7)	Registration Statement (Form S-8 No. 333-54376) pertaining to the 2001 Nonstatutory Option Plan of Cell Genesys, Inc.

8)	Registration Statement (Form S-8 No. 333-63398) pertaining to the 2001 Director Option Plan of Cell Genesys, Inc.

9)	Registration Statement (Form S-8 No. 333-71606) pertaining to the Calydon, Inc. Management Incentive and Retention Plan, as amended.

10)	Registration Statement (Form S-8 No. 333-91796) pertaining to the 2001 Nonstatutory Option Plan and the 2002 Employee Stock Purchase Plan of Cell Genesys, Inc.

11)	Registration Statement (Form S-8 No. 333-108740) pertaining to the 1998 Incentive Stock Option Plan and the 2002 Employee Stock Purchase Plan of Cell Genesys, Inc.

12)	Registration Statement (Form S-8 No. 333-114720) pertaining to the 2002 Employee Stock Purchase Plan of Cell Genesys, Inc.

13)	Registration Statement (Form S-8 No. 333-117569) pertaining to the 2001 Nonstatutory Option Plan of Cell Genesys, Inc.

14)	Registration Statement (Form S-8 No. 333-127158) pertaining to the 2005 Equity Incentive Plan and the 2002 Employee Stock Purchase Plan of Cell Genesys, Inc.

15)	Registration Statement (Form S-8 No. 333-131367) pertaining to the 2002 Employee Stock Purchase Plan of Cell Genesys, Inc.

16)	Registration Statement (Form S-3 No. 333-132477) of Cell Genesys, Inc.

17)	Registration Statement (Form S-8 No. 333-136369) pertaining to the 2002 Employee Stock Purchase Plan of Cell Genesys, Inc.

18)	Registration Statement (Form S-3 No. 333-140449) of Cell Genesys, Inc.

19)	Registration Statement (Form S-8 No. 333-140450) pertaining to the 2002 Employee Stock Purchase Plan of Cell Genesys, Inc.

20)	Registration Statement (Form S-3 No. 333-142017) of Cell Genesys, Inc.

21)	Registration Statement (Form S-3 No. 333-142482) of Cell Genesys, Inc.

22)	Registration Statement (Form S-8 No. 333-148903) pertaining to the 2002 Employee Stock Purchase Plan of Cell Genesys, Inc.

of our report dated February 27, 2008 with respect to the consolidated financial statements, and our report dated February 27, 2008, with respect to the effectiveness of internal control over financial reporting of Cell Genesys, Inc., included in this Annual Report (Form 10-K) for the year ended December 31, 2007.

/s/ Ernst & Young LLP

Palo Alto, California

February 27, 2008